                                                                     EXHIBIT 8.1

                   LIST OF SUBSIDIARIES OF QUEBECOR MEDIA INC.


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Quebecor Media inc.                         Quebec             o    Allure
(incorporated under the laws of
the Province of Quebec)
--------------------------------------------------------------------------------------------------------------
                                                               o    Almanach de l'Auto
                                                               -----------------------------------------------
                                                               o    Beautemag
                                                              ------------------------------------------------
                                                               o    Boutique Quebecor
                                                              ------------------------------------------------
                                                               o    Brome County News
                                                              ------------------------------------------------
                                                               o    Cahier Energie
                                                              ------------------------------------------------
                                                               o    DIL International
                                                              ------------------------------------------------
                                                               o    DIL Multimedia
                                                              ------------------------------------------------
                                                               o    DIL Panorama Education
                                                              ------------------------------------------------
                                                               o    DIL Quebecor Multimedia
                                                              ------------------------------------------------
                                                               o    Donocor
                                                              ------------------------------------------------
                                                               o    Dynamic Press Group
                                                              ------------------------------------------------
                                                               o    Echos Vedette Le No 1 des Hebdos
                                                                    Artistiques
                                                              ------------------------------------------------
                                                               o    Editions Musex
                                                              ------------------------------------------------
                                                               o    ETCO Photo
                                                              ------------------------------------------------
                                                               o    Femina
                                                              ------------------------------------------------
                                                               o    Groupe de Presse Dynamique
                                                              ------------------------------------------------
                                                               o    Le Charlevoisien
                                                              ------------------------------------------------
                                                               o    Le Guide de la Mariee
                                                              ------------------------------------------------
                                                               o    Le Journal de Montreal (dessin)
                                                              ------------------------------------------------
                                                               o    Le Journal de Quebec (dessin)
                                                              ------------------------------------------------
                                                               o    Le Livre Bleu du Monde Judiciaire
                                                                    (dessin)
                                                              ------------------------------------------------
                                                               o    Les Livres Populaires
                                                              ------------------------------------------------
                                                               o    Les Piliers du Quebec
                                                              ------------------------------------------------
                                                               o    Mon Quartier
                                                              ------------------------------------------------
                                                               o    Montreal Daily News
                                                              ------------------------------------------------
                                                               o    Musex Publishing
                                                              ------------------------------------------------
                                                               o    Photo Camelot
                                                              ------------------------------------------------
                                                               o    Plamondon, Borgia & Associes
                                                              ------------------------------------------------
                                                               o    Poly Concept
                                                              ------------------------------------------------
                                                               o    Polyvideo
                                                              ------------------------------------------------
                                                               o    Progres de Magog
                                                              ------------------------------------------------
                                                               o    Publication Quebecor
                                                              ------------------------------------------------
                                                               o    Q & Dessin (Logo Communications Quebecor
                                                                    inc.)
                                                              ------------------------------------------------
                                                               o    Quebec-Livres
                                                              ------------------------------------------------
                                                               o    Renovation Bricolage (dessin)
                                                              ------------------------------------------------
                                                               o    Sel et Poivre
                                                              ------------------------------------------------
                                                               o    Tele-Radiomonde
                                                              ------------------------------------------------
                                                               o    The Winnipeg Sun
                                                              ------------------------------------------------
                                                               o    Tuxedo
                                                              ------------------------------------------------
                                                               o    Tuxedo (dessin)
                                                              ------------------------------------------------
                                                               o    Vivre
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Bowes Publishers Limited                    Alberta            o    Athabasca Advocate
(incorporated under the laws of                               ------------------------------------------------
the Province of British                                        o    Banff Crag & Canyon
Columbia)                                                     ------------------------------------------------
                                                               o    Barrhead Leader
                                                              ------------------------------------------------
                                                               o    Bashaw Star
                                                              ------------------------------------------------
                                                               o    Bassano Times
                                                              ------------------------------------------------
                                                               o
                                                              ------------------------------------------------
                                                               o    Beacerlodge Advertiser
                                                              ------------------------------------------------
                                                               o    Beaumont La Nouvelle
                                                              ------------------------------------------------
                                                               o    Bonnyville Nouvelle
                                                              ------------------------------------------------
                                                               o    Bow Island Commentator
                                                              ------------------------------------------------
                                                               o    Brooks Bulletin
                                                              ------------------------------------------------
                                                               o    Calgary Mirror
                                                               o    Calgary Rural Times
                                                               o    Calgary Sun
                                                              ------------------------------------------------
                                                               o    Canmore Leader
                                                               o    Castor Advance Thurs

                                                              ------------------------------------------------
                                                               o    Central Alberta Farmer
                                                              ------------------------------------------------
                                                               o    Cochrane this Week
                                                              ------------------------------------------------
                                                               o    Cochrane Times
                                                              ------------------------------------------------
                                                               o    Consort Enterprise
                                                              ------------------------------------------------
                                                               o    Coronation Review
                                                              ------------------------------------------------
                                                               o    Crowsnest Pass Promoter
                                                              ------------------------------------------------
                                                               o    Daily Herald - Tribune
                                                              ------------------------------------------------
                                                               o    Devon Dispatch
                                                               o    Didsbury Review
                                                              ------------------------------------------------
                                                               o    Drumheller Mail
                                                               o    Drumheller Valley Times
                                                               o    Echo
                                                              ------------------------------------------------
                                                               o    Eckwille Echo
                                                              ------------------------------------------------
                                                               o    Edmonton Examiner
                                                               o    Edmonton Sun
                                                              ------------------------------------------------
                                                               o    Edson Leader
                                                              ------------------------------------------------
                                                               o    Elk Point Review
                                                               o    Extra
                                                              ------------------------------------------------
                                                               o    Falher Smoky River Express
                                                              ------------------------------------------------
                                                               o    Fort McMurray Express
                                                              ------------------------------------------------
                                                               o    Fort McMurray Today
                                                              ------------------------------------------------
                                                               o    Fort Saskatchewan Record
                                                              ------------------------------------------------
                                                               o    Fort Saskatchewan This Week
                                                              ------------------------------------------------
                                                               o    Fort Vermillion Pioneer
                                                              ------------------------------------------------
                                                               o    Fox Creek News
                                                              ------------------------------------------------
                                                               o    Grand Trunk Poplar Press
                                                              ------------------------------------------------
                                                               o    Grande Cache Mountaineer
                                                              ------------------------------------------------
                                                               o
                                                              ------------------------------------------------
                                                               o    Grimshaw Mile Zero
                                                              ------------------------------------------------
                                                               o    High Level Echo
                                                              ------------------------------------------------
                                                               o    High Prairie South Peace News
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               o    Innisfail Booster
                                                              ------------------------------------------------
                                                               o    Innisfail Province
                                                              ------------------------------------------------
                                                               o    Inuvik Drum
                                                              ------------------------------------------------
                                                               o    Jasper Booster
                                                              ------------------------------------------------
                                                               o    Lac La Biche Post
                                                              ------------------------------------------------
                                                               o    Lacrete Northern Pioneer
                                                               o    Leduc This Week
                                                              ------------------------------------------------
                                                               o    Lethbridge Herald
                                                              ------------------------------------------------
                                                               o    Lloydminster Meridian Booster
                                                              ------------------------------------------------
                                                               o    Manning Banner Post
                                                               o    MayerThorpe Freelancer
                                                              ------------------------------------------------
                                                               o    Medicine Hat News
                                                               o    Meridian Regional
                                                              ------------------------------------------------
                                                               o    Morinville Mirror
                                                               o    News
                                                              ------------------------------------------------
                                                               o    N.W.T. News North
                                                              ------------------------------------------------
                                                               o    Netmar Systems
                                                              ------------------------------------------------
                                                               o    Okotoks Western Wheel
                                                              ------------------------------------------------
                                                               o    Olds Albertan
                                                              ------------------------------------------------
                                                               o    Oyen Echo
                                                              ------------------------------------------------
                                                               o    Peace Country Farm Life
                                                              ------------------------------------------------
                                                               o    Peace Country Farmer
                                                               o    Peace Country Extra
                                                               o    Peace Country Sun
                                                              ------------------------------------------------
                                                               o    Pennysaver
                                                              ------------------------------------------------
                                                               o    Pennysaver Lifestyle Publications
                                                              ------------------------------------------------
                                                               o    Pincher Creek Echo
                                                              ------------------------------------------------
                                                               o
                                                              ------------------------------------------------
                                                               o    Ponoka News Advertiser
                                                               o    Post
                                                              ------------------------------------------------
                                                               o    Provost News
                                                              ------------------------------------------------
                                                               o    Red Deer Advocate
                                                              ------------------------------------------------
                                                               o    Redwater Tribune
                                                              ------------------------------------------------
                                                               o    Representative
                                                              ------------------------------------------------
                                                               o    Rimbey Review
                                                              ------------------------------------------------
                                                               o    Rocky Mountain House
                                                              ------------------------------------------------
                                                               o
                                                              ------------------------------------------------
                                                               o    Rockyview Times & Aridrie Echo
                                                              ------------------------------------------------
                                                               o    Rycroft Central Peace Signal
                                                              ------------------------------------------------
                                                               o    Saint City News
                                                              ------------------------------------------------
                                                               o    Sedgewick Community Press
                                                              ------------------------------------------------
                                                               o    Sherwood Park News
                                                              ------------------------------------------------
                                                               o    Slave Lake Lakeside Leader
                                                              ------------------------------------------------
                                                               o    Smoky Lake Signal
                                                              ------------------------------------------------
                                                               o    Spruce Grove Examiner
                                                              ------------------------------------------------
                                                               o    Spruce Grove This Week
                                                              ------------------------------------------------
                                                               o    St. Albert Gazette
                                                              ------------------------------------------------
                                                               o    St. Albert This Week
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               o    St. Paul Journal
                                                              ------------------------------------------------
                                                               o    Stettler Independent
                                                              ------------------------------------------------
                                                               o    Stony Plain Reporter
                                                              ------------------------------------------------
                                                               o    Stony Plain This Week
                                                              ------------------------------------------------
                                                               o    Strathcona County This Week
                                                              ------------------------------------------------
                                                               o    Strathmore Standard
                                                              ------------------------------------------------
                                                               o    Summit Up
                                                              ------------------------------------------------
                                                               o    Sundre Round Up
                                                               o    Sunday Express-Central Alberta
                                                              ------------------------------------------------
                                                               o    Swan Hills Grizzly Gazette
                                                              ------------------------------------------------
                                                               o    Sylvan Lake News
                                                              ------------------------------------------------
                                                               o    Taber Times
                                                              ------------------------------------------------
                                                               o    Targetlink
                                                              ------------------------------------------------
                                                               o    The Canadian
                                                              ------------------------------------------------
                                                               o    The Hanna Herald
                                                              ------------------------------------------------
                                                               o    The High River Times
                                                              ------------------------------------------------
                                                               o    The Hinton Parklander
                                                              ------------------------------------------------
                                                               o    The Lacombe Globe
                                                              ------------------------------------------------
                                                               o    The Nanton News
                                                               o    The Record-Gazette
                                                              ------------------------------------------------
                                                               o    The Talking Newspaper
                                                              ------------------------------------------------
                                                               o    The Vermilion Standard
                                                               o    The Vulcan Advocate
                                                               o    Three Hills Capital
                                                              ------------------------------------------------
                                                               o    Today's Choice
                                                              ------------------------------------------------
                                                               o    Toefield Mercury
                                                              ------------------------------------------------
                                                               o    Towne & Country
                                                              ------------------------------------------------
                                                               o
                                                              ------------------------------------------------
                                                               o    Valleyview Valley Views
                                                              ------------------------------------------------
                                                               o    Vegreville News Adviertiser
                                                              ------------------------------------------------
                                                               o    Vegreville Observer
                                                              ------------------------------------------------
                                                               o    Viking Weekly Review
                                                              ------------------------------------------------
                                                               o
                                                              ------------------------------------------------
                                                               o    Wainwright Star Chronicle
                                                              ------------------------------------------------
                                                               o    Webco Publications
                                                              ------------------------------------------------
                                                               o    Western Dairy Farmer Quarterly
                                                              ------------------------------------------------
                                                               o    Western Review
                                                              ------------------------------------------------
                                                               o    Westlock News
                                                              ------------------------------------------------
                                                               o    Wetaskiwin Times-Advertiser
                                                              ------------------------------------------------
                                                               o    Whitecourt Star
                                                              ------------------------------------------------
                                                               o    Yellowknife Yellowknifer
                                 -----------------------------------------------------------------------------
                                       British Columbia        o    100 Mile House Free Press
                                                              ------------------------------------------------
                                                               o    Abbotsford News
                                                              ------------------------------------------------
                                                               o    Burnaby / New West News Leader
                                                              ------------------------------------------------
                                                               o    Chetwynd Echo
                                                              ------------------------------------------------
                                                               o    Chiliwack Progress
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               o    Clearwater North Thompson Times
                                                              ------------------------------------------------
                                                               o    Dawson Creek Mirror
                                                              ------------------------------------------------
                                                               o    Ekl Valley Miner
                                                              ------------------------------------------------
                                                               o    Fernie Valley Extra
                                                              ------------------------------------------------
                                                               o    Fort Nelson News
                                                               o    Golden-Star
                                                              ------------------------------------------------
                                                               o    Hope Standard
                                                              ------------------------------------------------
                                                               o    Kamloops This Week
                                                              ------------------------------------------------
                                                               o    Kelowna Capital News
                                                              ------------------------------------------------
                                                               o    Langley Times
                                                              ------------------------------------------------
                                                               o    Lillooet Bridget River News
                                                              ------------------------------------------------
                                                               o    Maple Ridge / Pitt Meadows News
                                                              ------------------------------------------------
                                                               o    Merritt Herald
                                                              ------------------------------------------------
                                                               o    Nakusp Arrow Lake News
                                                              ------------------------------------------------
                                                               o    Peachland Bulletin
                                                              ------------------------------------------------
                                                               o    Prince George Citizen
                                                              ------------------------------------------------
                                                               o    Prince George This Week
                                                              ------------------------------------------------
                                                               o    Quesnel Cariboo Observer
                                                               o    Review
                                                              ------------------------------------------------
                                                               o    Richmond Review Squamish Chief
                                                              ------------------------------------------------
                                                               o    Surrey Peace Arch News
                                                              ------------------------------------------------
                                                               o
                                                              ------------------------------------------------

                                                              ------------------------------------------------
                                                               o    Times Review
                                                              ------------------------------------------------
                                                               o    The Valley Echo
                                                              ------------------------------------------------
                                                               o    Tri City News
                                                              ------------------------------------------------
                                                               o    Tumbler Ridge Observer
                                                              ------------------------------------------------
                                                               o    Valemont Valley Sentinel
                                                              ------------------------------------------------
                                                               o    Vancouver Sun
                                                              ------------------------------------------------
                                                               o    Vernon Morning Star
                                                              ------------------------------------------------
                                                               o    Western News Advisor
                                                              ------------------------------------------------
                                                               o    Whistler Question
                                 -----------------------------------------------------------------------------
                                           Manitoba            o    Agri-Views
                                                              ------------------------------------------------
                                                               o    Central Manitoba Shopper
                                                              ------------------------------------------------
                                                               o
                                                              ------------------------------------------------
                                                               o    Daily Miner and News
                                                              ------------------------------------------------
                                                               o    Herald-Leader Press
                                                              ------------------------------------------------
                                                               o    Interlake Publishing
                                                              ------------------------------------------------
                                                               o    Leader
                                                               o    Lake of the Woods Enterprise
                                                              ------------------------------------------------
                                                               o    Pembina Kwik Printing
                                                              ------------------------------------------------
                                                               o    Pembina Printing
                                                              ------------------------------------------------
                                                               o    Portage la Prairie Daily Graphic
                                                              ------------------------------------------------
                                                               o    Review
                                                              ------------------------------------------------
                                                               o    Red River Valley Echo
                                                              ------------------------------------------------
                                                               o
                                                              ------------------------------------------------
                                                               o    Shop Winkler
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               o    The Agri Times
                                                              ------------------------------------------------
                                                               o    The Carmen Times
                                                               o    The carmen Valley Leader
                                                              ------------------------------------------------
                                                               o    The Dufferin Leader
                                                              ------------------------------------------------
                                                               o
                                                              ------------------------------------------------
                                                               o    The Interlake Spectator
                                                              ------------------------------------------------
                                                               o    The Morden Times
                                                              ------------------------------------------------
                                                               o    The Selkirk Journal
                                                              ------------------------------------------------
                                                               o    The Springfield Leader
                                                              ------------------------------------------------
                                                               o    The Stonewall Argus and Teulon Times
                                                              ------------------------------------------------
                                                               o    The Valley Leader
                                                              ------------------------------------------------
                                                               o    The Winkler Times
                                                              ------------------------------------------------
                                                               o
                                 -----------------------------------------------------------------------------
                                            Ontario            o    Amherstburg Echo
                                                               o    Beacon Herald
                                                              ------------------------------------------------
                                                               o    Belleville Shoppers Market
                                                              ------------------------------------------------
                                                               o    BNN (Bowes Newspaper Network)
                                                              ------------------------------------------------
                                                               o    Bothwell Spirit
                                                              ------------------------------------------------
                                                               o    Brantford Pennysaver
                                                              ------------------------------------------------
                                                               o    Brockville Recorder and Times
                                                              ------------------------------------------------
                                                               o    Business Times
                                                              ------------------------------------------------
                                                               o    Business Trends
                                                              ------------------------------------------------
                                                               o    Canadian Antique Power
                                                              ------------------------------------------------
                                                               o    Channels
                                                              ------------------------------------------------
                                                               o    Chatham Farm Market
                                                              ------------------------------------------------
                                                               o    Chatham Pennysaver
                                                              ------------------------------------------------
                                                               o    Chatham This Week
                                                              ------------------------------------------------
                                                               o    Clinton News Record
                                                               o    Daily Miner & News
                                                              ------------------------------------------------
                                                               o    Equip-Pic
                                                              ------------------------------------------------
                                                               o    Falling Prices
                                                              ------------------------------------------------
                                                               o    Family Book
                                                              ------------------------------------------------
                                                               o    Farm Business Journal
                                                              ------------------------------------------------
                                                               o    Farm Market - Essex
                                                              ------------------------------------------------
                                                               o    Farm Market - Kent
                                                              ------------------------------------------------
                                                               o    Farm Market - Lambton
                                                              ------------------------------------------------
                                                               o    Food Fixings and Fitness
                                                              ------------------------------------------------
                                                               o    Goderich Focus
                                                              ------------------------------------------------
                                                               o    Goderich Signal Star
                                                              ------------------------------------------------
                                                               o    Golf Preview Magazine
                                                              ------------------------------------------------
                                                               o    Guelph Mercury this Week
                                                              ------------------------------------------------
                                                               o    Guelph Pennysaver
                                                              ------------------------------------------------
                                                               o    Hearst Director
                                                              ------------------------------------------------
                                                               o    Holidayer
                                                              ------------------------------------------------
                                                               o    Impact on Brampton
                                                              ------------------------------------------------
                                                               o    Kapuskasing Director
                                                              ------------------------------------------------
                                                               o    Kapuskasing Northern Times
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               o    Ketchener / Waterloo / Cambridge
                                                                    Pennysaver
                                                              ------------------------------------------------
                                                               o    Kincardine News
                                                              ------------------------------------------------
                                                               o    Lakeshore Advance
                                                               o    Lakeshore shopper
                                                               o    Lambton-Sarina Shopping News
                                                              ------------------------------------------------
                                                               o    Leamington Post
                                                              ------------------------------------------------
                                                               o    Leamington Shopper
                                                              ------------------------------------------------
                                                               o    Leisure Life
                                                              ------------------------------------------------
                                                               o    Leisure Life Magazine
                                                              ------------------------------------------------
                                                               o    Local Focus
                                                              ------------------------------------------------
                                                               o    London City Life Magazine
                                                               o    London Magazine
                                                              ------------------------------------------------
                                                               o    Lucknow Sentinel
                                                              ------------------------------------------------
                                                               o    Mitchell Advocate
                                                               o    Norwich Gazette
                                                              ------------------------------------------------
                                                               o    Ontario Beef Farmer
                                                              ------------------------------------------------
                                                               o    Ontario Dairy Farmer
                                                              ------------------------------------------------
                                                               o    Ontario Farmer
                                                              ------------------------------------------------
                                                               o    Ontario Farmer Daily
                                                              ------------------------------------------------
                                                               o    Ontario Hog Farmer
                                                              ------------------------------------------------
                                                               o    Ontario Poultry Farmer
                                                               o    Ontario Pennysaver
                                                              ------------------------------------------------
                                                               o    Our Community
                                                               o    Oxford Review
                                                               o    Oxford Shopping News
                                                               o    Pennysaver Lifestyle Publications
                                                              ------------------------------------------------
                                                               o    Paris Star
                                                              ------------------------------------------------
                                                               o    Port Elgin Shoreline News
                                                              ------------------------------------------------
                                                               o    Prime Time TV Guide
                                                              ------------------------------------------------
                                                               o    Pulse
                                                              ------------------------------------------------
                                                               o    Real Estate Report
                                                              ------------------------------------------------
                                                               o    Sarcia This Week
                                                              ------------------------------------------------
                                                               o    Saturday Miner and News
                                                              ------------------------------------------------
                                                               o    Seaforth Huron Expositor
                                                               o    Sentenial Review
                                                               o    Simcoe Reformer
                                                              ------------------------------------------------
                                                               o    Southshore Visitor Guide
                                                              ------------------------------------------------
                                                               o    St. Thomas Elgin County Market
                                                              ------------------------------------------------
                                                               o
                                                              ------------------------------------------------
                                                               o    Stratford Beacon Herald
                                                              ------------------------------------------------
                                                               o    Strathroy Age Dispatch
                                                               o    Srathroy Community Focus
                                                              ------------------------------------------------
                                                               o    Stuff To Do
                                                              ------------------------------------------------
                                                               o    The Age Dispatch Focus
                                                              ------------------------------------------------
                                                               o    The Beacon Herald
                                                              ------------------------------------------------
                                                               o    The Brant Free Press
                                                               o    The Delhi News-Record
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               o    The Extra
                                                               o    The Ingersoll Times
                                                               o    The Tillsonburg News
                                                              ------------------------------------------------
                                                               o    The Wiarton Echo
                                                              ------------------------------------------------
                                                               o    This Week in Real Estate
                                                               o    Tillsonburg Independent News
                                                               o    Times Journal
                                                              ------------------------------------------------
                                                               o    Timmins Times
                                                              ------------------------------------------------
                                                               o    Toronto West Pannysaver
                                                              ------------------------------------------------
                                                               o    Trees & Us
                                                               o    Tuesday Times Reformer
                                                              ------------------------------------------------
                                                               o    Visions
                                                              ------------------------------------------------
                                                               o    Wallaceburg Courier Press
                                                              ------------------------------------------------
                                                               o    Welcome to Lakeshore Villages
                                                              ------------------------------------------------
                                                               o    Well Being
                                                              ------------------------------------------------
                                                               o    West Elgin Chronicle
                                                              ------------------------------------------------
                                                               o    West Lorne Chronicles
                                                              ------------------------------------------------
                                                               o    Windsor Pennysaver
                                 -----------------------------------------------------------------------------
                                         Saskatchewan          o    Advance
                                                               o    Assiniboia Times
                                                              ------------------------------------------------
                                                               o    Biggar Independent
                                                              ------------------------------------------------
                                                               o    Carlyle Observer
                                                              ------------------------------------------------
                                                               o    Cut Knife Highway 40 Courier
                                                              ------------------------------------------------
                                                               o    Estevan Mercury
                                                               o    Eston West Central Press
                                                              ------------------------------------------------
                                                               o    Home Direct Advertising
                                                               o    Journal
                                                              ------------------------------------------------
                                                               o    Kerrobert Citizen
                                                              ------------------------------------------------
                                                               o    Kindersley Clarion
                                                              ------------------------------------------------
                                                               o    Kipling Citizen
                                                              ------------------------------------------------
                                                               o    Macklin Mirror
                                                              ------------------------------------------------
                                                               o    Maidstone Mirror
                                                              ------------------------------------------------
                                                               o    Maple Creek News
                                                              ------------------------------------------------
                                                               o    Melville Advance
                                                              ------------------------------------------------
                                                               o    Nipawin N.E. Region Community Booster
                                                              ------------------------------------------------
                                                               o    North Battleford News Optimist
                                                              ------------------------------------------------
                                                               o    North Battleford Telegraph
                                                              ------------------------------------------------
                                                               o    Prince Albert Daily Herald
                                                               o    Progress
                                                              ------------------------------------------------
                                                               o    Regina Leader Post
                                                              ------------------------------------------------
                                                               o    Rorkton This Week
                                                              ------------------------------------------------
                                                               o    Rosetown Eagle
                                                              ------------------------------------------------
                                                               o    Rosthern Sask Valley News
                                                              ------------------------------------------------
                                                               o    Saskatoon Star Phoenix
                                                               o    Sunday Advance
                                                              ------------------------------------------------
                                                               o    Swift Current Booster
                                                              ------------------------------------------------
                                                               o    Swift Current Southwest Booster
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               o    Tisdale Recorder
                                                              ------------------------------------------------
                                                               o    Turtleford Northwest Neighbors
                                                              ------------------------------------------------
                                                               o    Unity Northwest Herald
                                                              ------------------------------------------------
                                                               o    Wakaw Recorder
                                                              ------------------------------------------------
                                                               o    West Central Crossroads Yorkton Review
                                                              ------------------------------------------------
                                                               o    Weyburn Review
                                                              ------------------------------------------------
                                                               o    Wilkie Press
--------------------------------------------------------------------------------------------------------------
CF Cable TV inc.                              N/A              N/A
(incorporated under the laws of
the Province of British
Columbia)
--------------------------------------------------------------------------------------------------------------
Sun Media Corporation                       Alberta            o    The Calgary Sun
(incorporated under the laws of                               ------------------------------------------------
the Province of British                                        o    The Edmonton Sun
Columbia)                                                     ------------------------------------------------
                                                               o    The Calgary Sun
                                                              ------------------------------------------------
                                                               o    The Edmonton Sun
                                                              ------------------------------------------------
                                                               o    FYI Calgary
                                                              ------------------------------------------------
                                                               o    Dairy Herald-Tribune
                                                              ------------------------------------------------
                                                               o    The Fort McMurray Today
                                                              ------------------------------------------------
                                                               o    Peace Country Farmer
                                                              ------------------------------------------------
                                                               o    Western Dairy Farmer
                                                              ------------------------------------------------
                                                               o    Edmonton Examiner
                                                              ------------------------------------------------
                                                               o    Fourth Meridian Regional Adver
                                                              ------------------------------------------------
                                                               o    Strathcona This Week
                                                              ------------------------------------------------
                                                               o    The Regional
                                                              ------------------------------------------------
                                                               o    Sherwood Park News
                                                              ------------------------------------------------
                                                               o    Peace Country Extra
                                                              ------------------------------------------------
                                                               o    Lloydminster Meridian Booster-S
                                                              ------------------------------------------------
                                                               o    The Camrose Canadian
                                                              ------------------------------------------------
                                                               o    Fort McMurray Saturday
                                                              ------------------------------------------------
                                                               o    Banff, Crag & Canyon - Summit
                                                              ------------------------------------------------
                                                               o    The Representative Friday
                                                              ------------------------------------------------
                                                               o    Wetakiswin Times-Advertiser
                                                              ------------------------------------------------
                                                               o    The Boundary
                                                              ------------------------------------------------
                                                               o    Stony Plain Reporter
                                                              ------------------------------------------------
                                                               o    Rocky View Times
                                                              ------------------------------------------------
                                                               o    The Grove Examiner
                                                              ------------------------------------------------
                                                               o    Leader Towne + Country New
                                                              ------------------------------------------------
                                                               o    West County Extra New
                                                              ------------------------------------------------
                                                               o    The Sun-Cold Lake
                                                              ------------------------------------------------
                                                               o    The Western Review
                                                              ------------------------------------------------
                                                               o    The Record
                                                              ------------------------------------------------
                                                               o    Canmore Leader
                                                              ------------------------------------------------
                                                               o    Lacombe County News
                                                              ------------------------------------------------
                                                               o    Vermilion Standard
                                                              ------------------------------------------------
                                                               o    Lacombe Globe
                                                              ------------------------------------------------
                                                               o    Strathmore Standard
                                                              ------------------------------------------------
                                                               o    Airdrie Echo
                                                              ------------------------------------------------
                                                               o    The Parklander
                                                              ------------------------------------------------
                                                               o    The Record Gazette
                                                              ------------------------------------------------
                                                               o    The Edson Leader
                                                              ------------------------------------------------
                                                               o    High River Times
                                                              ------------------------------------------------
                                                               o    Banff Craig & Canyon
                                                              ------------------------------------------------
                                                               o    The Fairview Post
                                                              ------------------------------------------------
                                                               o    Cochrane Times
                                                              ------------------------------------------------
                                                               o    The Whitecourt Star
                                                              ------------------------------------------------
                                                               o    The Hanna Herald
                                                              ------------------------------------------------
                                                               o    Pincher Creek Echo
                                                              ------------------------------------------------
                                                               o    Crowsnest Pass Promoter
                                                              ------------------------------------------------
                                                               o    Vulcan Advocate
                                                              ------------------------------------------------
                                                               o    Jasper Booster
                                                              ------------------------------------------------
                                                               o    The Freelancer
                                                              ------------------------------------------------
                                                               o    Nanton News
                                 -----------------------------------------------------------------------------
                                           Manitoba            o    Selkirk Journal
                                                              ------------------------------------------------
                                                               o    Interlake Spectator
                                                              ------------------------------------------------
                                                               o    The Central Manitoba Shopper
                                                              ------------------------------------------------
                                                               o    Agri Times
                                                              ------------------------------------------------
                                                               o    Winkler Times
                                                              ------------------------------------------------
                                                               o    Red River Valley Echo
                                                              ------------------------------------------------
                                                               o    Morden Times
                                                              ------------------------------------------------
                                                               o    Carman Valley Leader
                                                              ------------------------------------------------
                                                               o    Portage Herald Leader Press
                                                              ------------------------------------------------
                                                               o    Stonewall Argus & Teulon Time
                                                              ------------------------------------------------
                                                               o    Lac du Bonnet Leader
                                                              ------------------------------------------------
                                                               o    Beausejour Review
                                 -----------------------------------------------------------------------------
                                            Ontario            o    The Ottawa Sun
                                                              ------------------------------------------------
                                                               o    The Toronto Sun
                                                              ------------------------------------------------
                                                               o    The London Free Press
                                                              ------------------------------------------------
                                                               o    24 Hours
                                                              ------------------------------------------------
                                                               o    London This Week
                                                              ------------------------------------------------
                                                               o    London Penny Saver
                                                              ------------------------------------------------
                                                               o    Ottawa Penny Saver
                                                              ------------------------------------------------
                                                               o    The Beacon Herald
                                                              ------------------------------------------------
                                                               o    The Brockville Recorder and Time
                                                              ------------------------------------------------
                                                               o    Daily Miner and News
                                                              ------------------------------------------------
                                                               o    St-Thomas Times-Journal
                                                              ------------------------------------------------
                                                               o    Simcoe Reformer
                                                              ------------------------------------------------
                                                               o    The Woodstock Sentinel-Review
                                                              ------------------------------------------------
                                                               o    Visitor Magazine
                                                              ------------------------------------------------
                                                               o    London City Life Magazine
                                                              ------------------------------------------------
                                                               o    London Pennysaver-Forever Yours
                                                              ------------------------------------------------
                                                               o    Business London Magazine
                                                              ------------------------------------------------
                                                               o    Canadian Renovator
                                                              ------------------------------------------------
                                                               o    Leisure Life
                                                              ------------------------------------------------
                                                               o    Focus News Magazine
                                                              ------------------------------------------------
                                                               o    Ontario Farmer
                                                              ------------------------------------------------
                                                               o    Ontario Dairy Farmer
                                                              ------------------------------------------------
                                                               o    Ontario Hog Farmer
                                                              ------------------------------------------------
                                                               o    Ontario Beef Farmer
                                                              ------------------------------------------------
                                                               o    Ontario Poultry Farmer
                                                              ------------------------------------------------
                                                               o    Ontario Produce Farmer
                                                              ------------------------------------------------
                                                               o    Farm Business Journal
                                                              ------------------------------------------------
                                                               o    Timmins Times
                                                              ------------------------------------------------
                                                               o    Chatham This Week
                                                              ------------------------------------------------
                                                               o    Leamington Shopper
                                                              ------------------------------------------------
                                                               o    Farm Market
                                                              ------------------------------------------------
                                                               o    The Market Place
                                                              ------------------------------------------------
                                                               o    Wallaceburg Courier Press
                                                              ------------------------------------------------
                                                               o    Lake of the Woods Enterprise
                                                              ------------------------------------------------
                                                               o    Amherstburg Echo
                                                              ------------------------------------------------
                                                               o    Goderich Signal-Star
                                                              ------------------------------------------------
                                                               o    Strathroy Age-Dispatch
                                                              ------------------------------------------------
                                                               o    Leamington Post
                                                              ------------------------------------------------
                                                               o    The Chronicle
                                                              ------------------------------------------------
                                                               o    Focus
                                                              ------------------------------------------------
                                                               o    The Northern Times
                                                              ------------------------------------------------
                                                               o    Shoreline Beacon
                                                              ------------------------------------------------
                                                               o    The Kincardine News
                                                              ------------------------------------------------
                                                               o    The Clinton News-Record
                                                              ------------------------------------------------
                                                               o    The Mitchell Advocate
                                                              ------------------------------------------------
                                                               o    The Seaforth Huron Expositor
                                                              ------------------------------------------------
                                                               o    The Paris Star
                                                              ------------------------------------------------
                                                               o    Wiarton Echo
                                                              ------------------------------------------------
                                                               o    The Lakeshore Advance
                                                              ------------------------------------------------
                                                               o    Bothwell Spirit
                                                              ------------------------------------------------
                                                               o    The Lucknow Sentinel
                                                              ------------------------------------------------
                                                               o    The Tillsonburg News
                                                              ------------------------------------------------
                                                               o    Tillsonburg Independent News
                                                              ------------------------------------------------
                                                               o    The Oxford Review
                                                              ------------------------------------------------
                                                               o    The Tuesday Times Reformer
                                                              ------------------------------------------------
                                                               o    The Delhi News-Record
                                                              ------------------------------------------------
                                                               o    The Ingersoll Times
                                                              ------------------------------------------------
                                                               o    Norwich Gazette
                                                              ------------------------------------------------
                                                               o    Lakeshore Shopper
                                                              ------------------------------------------------
                                                               o    Oxford Shopping News
                                                              ------------------------------------------------
                                                               o    Recorder & Times Extra
                                                              ------------------------------------------------
                                                               o    La Bonne Vie
                                                              ------------------------------------------------
                                                               o    La Bonne Vie
                                                              ------------------------------------------------
                                                               o    Business Trends
                                                              ------------------------------------------------
                                                               o    Toronto West Pennysaver
                                                              ------------------------------------------------
                                                               o    Kitchener Pennysaver
                                                              ------------------------------------------------
                                                               o    Cambridge Pennysaver
                                                              ------------------------------------------------
                                                               o    Windsor Pennysaver
                                                              ------------------------------------------------
                                                               o    Belleville Shoppers Market
                                                              ------------------------------------------------
                                                               o    Brantford Pennysaver
                                                              ------------------------------------------------
                                                               o    Guelph Pennysaver
                                                              ------------------------------------------------
                                                               o    Sarnia-Lambton Shopping News
                                                              ------------------------------------------------
                                                               o    Elgin County Market
                                                              ------------------------------------------------
                                                               o    Sarnia This Week
                                                              ------------------------------------------------
                                                               o    Chatham Pennysaver
                                                              ------------------------------------------------
                                                               o    Times - Journal Extra
                                                              ------------------------------------------------



--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                 -----------------------------------------------------------------------------
                                            Quebec             o    24 Heures
                                                              ------------------------------------------------
                                                               o    24 Hours
                                                              ------------------------------------------------
                                                               o    888-8888
                                                              ------------------------------------------------
                                                               o    Actualites d'Asbestos
                                                              ------------------------------------------------
                                                               o    Avant Poste
                                                              ------------------------------------------------
                                                               o    Beauce Media / La Vallee de la Chaudiere
                                                              ------------------------------------------------
                                                               o    Beauce Media-Chaudiere
                                                              ------------------------------------------------
                                                               o    Ca Vend Vite !
                                                              ------------------------------------------------
                                                               o    Ca Vend Vite ! Vite ! Vite !
                                                              ------------------------------------------------
                                                               o    Communications Sanford Evans
                                                              ------------------------------------------------
                                                               o    D.B.P.
                                                              ------------------------------------------------
                                                               o    Distribution Courtemanche et Fils
                                                              ------------------------------------------------
                                                               o    Distribution Publicitaire de Beauce
                                                              ------------------------------------------------
                                                               o    Distribution R.D.C. Enr.
                                                              ------------------------------------------------
                                                               o    Distributions J.C.
                                                              ------------------------------------------------
                                                               o    Eastview Regional
                                                              ------------------------------------------------
                                                               o    Echo d'Abitibi-Ouest
                                                              ------------------------------------------------
                                                               o    Echo-Nomie
                                                              ------------------------------------------------
                                                               o    Eclaireur - Progres du Samedi
                                                              ------------------------------------------------
                                                               o    Edition Belcor
                                                              ------------------------------------------------
                                                               o    Editions Celcius
                                                              ------------------------------------------------
                                                               o    Editions de l'Est
                                                              ------------------------------------------------
                                                               o    Editions de l'Estrie
                                                              ------------------------------------------------
                                                               o    Editions du Nord-Ouest
                                                              ------------------------------------------------
                                                               o    Editions du Peuple
                                                              ------------------------------------------------
                                                               o    Editions Laurentiennes
                                                              ------------------------------------------------
                                                               o    Editions Orford
                                                              ------------------------------------------------
                                                               o    Editions Trancel
                                                              ------------------------------------------------
                                                               o    Fax Services
                                                              ------------------------------------------------
                                                               o    Grand Journal Illustre
                                                              ------------------------------------------------
                                                               o    Hebdo de Portneuf
                                                              ------------------------------------------------
                                                               o    Hebdo Regional de Beauce
                                                              ------------------------------------------------
                                                               o    Hebdo Vedettes
                                                              ------------------------------------------------
                                                               o    Imprimerie du Reveil
                                                              ------------------------------------------------
                                                               o    Imprimerie La Frontiere
                                                              ------------------------------------------------
                                                               o    Imprimerie Le Reveil
                                                              ------------------------------------------------
                                                               o    Imprimerie Rive-Nord Media
                                                              ------------------------------------------------
                                                               o    Infaubaines
                                                              ------------------------------------------------
                                                               o    JDEM.com
                                                              ------------------------------------------------
                                                               o    jdeq.com
                                                              ------------------------------------------------
                                                               o    Jouez a Cash-Cash
                                                              ------------------------------------------------
                                                               o    Journal d'Ottawa
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               o    Journal de Chicoutimi
                                                              ------------------------------------------------
                                                               o    Journal de Gatineau
                                                              ------------------------------------------------
                                                               o    Journal de Hull
                                                              ------------------------------------------------
                                                               o    Journal de Hull-Ottawa
                                                              ------------------------------------------------
                                                               o    Journal de Laval
                                                              ------------------------------------------------
                                                               o    Journal de Sherbrooke
                                                              ------------------------------------------------
                                                               o    Journal de Trois-Rivieres
                                                              ------------------------------------------------
                                                               o    Journal du Nord-Ouest
                                                              ------------------------------------------------
                                                               o    Journal Habitestrie
                                                              ------------------------------------------------
                                                               o    journaldemontral.com
                                                              ------------------------------------------------
                                                               o    journaldequebec.com
                                                              ------------------------------------------------
                                                               o    journal-de-quebec.com
                                                              ------------------------------------------------
                                                               o    journaldequebec.qc.ca
                                                              ------------------------------------------------
                                                               o    journal-de-quebec.qc.ca
                                                              ------------------------------------------------
                                                               o    Journalmontreal.com
                                                              ------------------------------------------------
                                                               o    journalmtl.com
                                                              ------------------------------------------------
                                                               o    L'Acces
                                                              ------------------------------------------------
                                                               o    L'Accomodeur
                                                              ------------------------------------------------
                                                               o    L'Atelier Graphique des Laurentides
                                                              ------------------------------------------------
                                                               o    L'Aviron
                                                              ------------------------------------------------
                                                               o    L'Echo
                                                              ------------------------------------------------
                                                               o    L'Echo Abitibien
                                                              ------------------------------------------------
                                                               o    L'Echo d'Amos
                                                              ------------------------------------------------
                                                               o    L'Echo de la Baie
                                                              ------------------------------------------------
                                                               o    L'Echo de la Baie James
                                                              ------------------------------------------------
                                                               o    L'Echo de la Lievre
                                                              ------------------------------------------------
                                                               o    L'Echo de Malartic
                                                              ------------------------------------------------
                                                               o    L'Echo du Nord
                                                              ------------------------------------------------
                                                               o    L'Eclaireur Progres / Beauce Nouvelle
                                                              ------------------------------------------------
                                                               o    L'Estrien Regional
                                                              ------------------------------------------------
                                                               o    L'Etoile de la Vallee
                                                              ------------------------------------------------
                                                               o    L'Ile
                                                              ------------------------------------------------
                                                               o    L'Information
                                                              ------------------------------------------------
                                                               o    L'Information du Nord
                                                              ------------------------------------------------
                                                               o    L'Information du Nord l'Annonciation
                                                              ------------------------------------------------
                                                               o    L'Information du Nord Le Sommet
                                                                    (Ste-Agathe)
                                                              ------------------------------------------------
                                                               o    L'Information du Nord St-Jovite
                                                              ------------------------------------------------
                                                               o    L'Information Mont-Joli
                                                              ------------------------------------------------
                                                               o    La Frontiere
                                                              ------------------------------------------------
                                                               o    La Gazette d'Amqui
                                                              ------------------------------------------------
                                                               o    La Sentinelle de Chibougamau
                                                              ------------------------------------------------
                                                               o    La Voix du Dimanche
                                                              ------------------------------------------------
                                                               o    La Voix Gaspesienne
                                                              ------------------------------------------------
                                                               o    Le Bas St-Laurent
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               o    Le Casier Vocal
                                                              ------------------------------------------------
                                                               o    Le Choix du Citoyen
                                                              ------------------------------------------------
                                                               o    Le Citoyen d'Harricana
                                                              ------------------------------------------------
                                                               o    Le Citoyen de la Vallee de l'Or
                                                              ------------------------------------------------
                                                               o    Le Citoyen de Lasarre
                                                              ------------------------------------------------
                                                               o    Le Citoyen de Rouyn
                                                              ------------------------------------------------
                                                               o    Le Grand Journal
                                                              ------------------------------------------------
                                                               o    Le Guide du Jardinage
                                                              ------------------------------------------------
                                                               o    Le Havre
                                                              ------------------------------------------------
                                                               o    Lejournal.com
                                                              ------------------------------------------------
                                                               o    Lejournaldequebec.qc.ca
                                                              ------------------------------------------------
                                                               o    Le Journal de l'Auto
                                                              ------------------------------------------------
                                                               o    Le Journal de Montreal
                                                              ------------------------------------------------
                                                               o    Le Journal de Quebec
                                                              ------------------------------------------------
                                                               o    Le Journal des Courtiers
                                                              ------------------------------------------------
                                                               o    Le Journal des Pays d'en Haut
                                                              ------------------------------------------------
                                                               o    Le Journal l'Exclusif
                                                              ------------------------------------------------
                                                               o    Le Journal Les Cantons
                                                              ------------------------------------------------
                                                               o    Le Journal Votre Argent
                                                              ------------------------------------------------
                                                               o    Le Martinet
                                                              ------------------------------------------------
                                                               o    Le Metropolitain
                                                              ------------------------------------------------
                                                               o    Le Mirabel
                                                              ------------------------------------------------
                                                               o    Le Nord-Est
                                                              ------------------------------------------------
                                                               o    Le Nord-Est Plus
                                                              ------------------------------------------------
                                                               o    Le Nordic
                                                              ------------------------------------------------
                                                               o    Le Nordic de Sept-Iles
                                                              ------------------------------------------------
                                                               o    Le Nouveau Samedi
                                                              ------------------------------------------------
                                                               o    Le Peuple Chaudiere
                                                              ------------------------------------------------
                                                               o    Le Peuble Lotbiniere
                                                              ------------------------------------------------
                                                               o    Le Peuple de la Cote-du-Sud
                                                              ------------------------------------------------
                                                               o    Le Peuple Tribune
                                                              ------------------------------------------------
                                                               o    Le Pharillon
                                                              ------------------------------------------------
                                                               o    Le Point
                                                              ------------------------------------------------
                                                               o    Le Point Lac St-Jean Est
                                                              ------------------------------------------------
                                                               o    Le Pont
                                                              ------------------------------------------------
                                                               o    Le Postillon
                                                              ------------------------------------------------
                                                               o    Le Publi-Journal
                                                              ------------------------------------------------
                                                               o    Le Radissonien
                                                              ------------------------------------------------
                                                               o    Le Regional de l'Est
                                                              ------------------------------------------------
                                                               o    Le Regional Plus
                                                              ------------------------------------------------
                                                               o    Le Reveil Chicoutimi
                                                              ------------------------------------------------
                                                               o    Le Reveil Jonquiere
                                                              ------------------------------------------------
                                                               o    Le Reveil La Baie
                                                              ------------------------------------------------
                                                               o    Le Rimouskois
                                                              ------------------------------------------------
                                                               o    Le Riverain
                                                              ------------------------------------------------
                                                               o    Le Samedi
                                                              ------------------------------------------------
                                                               o    Le Soleil d'Orford
                                                              ------------------------------------------------
                                                               o    Le St-Laurent / Portage
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               o    Le Tour de l'Ile
                                                              ------------------------------------------------
                                                               o    Le Transgaspesien
                                                              ------------------------------------------------
                                                               o    Le Voisin
                                                              ------------------------------------------------
                                                               o    Lejournaldemontreal.com
                                                              ------------------------------------------------
                                                               o    le-journal-de-quebec.com
                                                              ------------------------------------------------
                                                               o    lejournaldequebec.qc.ca
                                                              ------------------------------------------------
                                                               o    lejournaldequebec.com
                                                               o    le-journal-de-quebec.qc.ca
                                                              ------------------------------------------------
                                                               o    Les Actualites
                                                              ------------------------------------------------
                                                               o    Les Adresses du Design du Quebec
                                                              ------------------------------------------------
                                                               o    Les Annonceurs
                                                              ------------------------------------------------
                                                               o    Les Editions Chaudet
                                                              ------------------------------------------------
                                                               o    Les Editions du Reveil
                                                              ------------------------------------------------
                                                               o    Les Editions Quatre
                                                              ------------------------------------------------
                                                               o    Les Messageries du St-Laurent
                                                              ------------------------------------------------
                                                               o    Les Messageries Orford
                                                              ------------------------------------------------
                                                               o    Les Publications du Nord-Ouest
                                                              ------------------------------------------------
                                                               o    Les Publications Laurentiennes
                                                              ------------------------------------------------
                                                               o    Les Publications Le Peuples
                                                              ------------------------------------------------
                                                               o    Les Publications Quebecor Le Nordais
                                                              ------------------------------------------------
                                                               o    Librairie Le Reveil
                                                              ------------------------------------------------
                                                               o    Litho Repro Mtl
                                                              ------------------------------------------------
                                                               o    Loto-Revanche
                                                              ------------------------------------------------
                                                               o    Mannequin d'un Jour
                                                              ------------------------------------------------
                                                               o    Mediadirect
                                                              ------------------------------------------------
                                                               o    Meli-Melo
                                                              ------------------------------------------------
                                                               o    Messageries Dynamiques
                                                              ------------------------------------------------
                                                               o    Messageries Laurentiennes
                                                              ------------------------------------------------
                                                               o    Mon Quartier
                                                              ------------------------------------------------
                                                               o    Montreal Metropolitain
                                                              ------------------------------------------------
                                                               o    Montreal Metropolitain, Le Quotidien
                                                                    Gratuit des Gens d'Ici
                                                              ------------------------------------------------
                                                               o    Montreal News
                                                              ------------------------------------------------
                                                               o    Montreal Tribune
                                                              ------------------------------------------------
                                                               o    montrealjournal.com
                                                              ------------------------------------------------
                                                               o    MPE Conseil
                                                              ------------------------------------------------
                                                               o    Multicom
                                                              ------------------------------------------------
                                                               o    Nationcor Distribution
                                                              ------------------------------------------------
                                                               o    Nouvelles Illustrees
                                                              ------------------------------------------------
                                                               o    Objectif Plein-Jour
                                                              ------------------------------------------------
                                                               o    Peuple Cote-Sud
                                                              ------------------------------------------------
                                                               o    Plein Jour en Haute Cote-Nord
                                                              ------------------------------------------------
                                                               o    Plein-Jour sur Charlevoix
                                                              ------------------------------------------------
                                                               o    Plein-Jour sur la Manicouagan
                                                              ------------------------------------------------
                                                               o    Progres Echos Dimanche
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               o    Promo Services / Le Nordic Sept-Iles
                                                              ------------------------------------------------
                                                               o    Promo-Sac
                                                              ------------------------------------------------
                                                               o    Quebec
                                                              ------------------------------------------------
                                                               o    Quebec design
                                                              ------------------------------------------------
                                                               o    Quebec-Listes
                                                              ------------------------------------------------
                                                               o    Quebecor Distribution
                                                              ------------------------------------------------
                                                               o    Quebecor Informatique
                                                              ------------------------------------------------
                                                               o    Quebecor Ventes Media
                                                              ------------------------------------------------
                                                               o    Repcor Media
                                                              ------------------------------------------------
                                                               o    Rive-Nord Medias
                                                              ------------------------------------------------
                                                               o    Rouyn-Noranda Press
                                                              ------------------------------------------------
                                                               o    Services aux Editeurs
                                                              ------------------------------------------------
                                                               o    Sunday Express
                                                              ------------------------------------------------
                                                               o    The Montreal Herald
                                                              ------------------------------------------------
                                                               o    The Shopping Bag
                                                              ------------------------------------------------
                                                               o    Theme, Promotion et Idees Publicitaires
                                                              ------------------------------------------------
                                                               o    Vision
                                                              ------------------------------------------------
                                                               o    Vision Rurale
                                                              ------------------------------------------------
                                                               o    Vos Finances
                                                              ------------------------------------------------
                                                               o    L'Objectif Plein-Jour
                                                              ------------------------------------------------
                                                               o    Les Actualites d'Asbestos
                                                              ------------------------------------------------
                                                               o    Les Echos Abitibiens
                                                              ------------------------------------------------
                                                               o    Le Port-Cartois
                                                              ------------------------------------------------
                                                               o    Le Progres Echo-Dimanche
                                                              ------------------------------------------------
                                                               o    Busin' Est
                                                              ------------------------------------------------
                                                               o    Le Reveil Gaspesien
                                                              ------------------------------------------------
                                                               o    Vision Terres et Forets
                                                              ------------------------------------------------
                                                               o    L'Avant-Poste
                                                              ------------------------------------------------
                                                               o    Recorder & Times Extra
                                                              ------------------------------------------------
                                                               o    La Bonne Vie - Chatham
                                                              ------------------------------------------------
                                                               o    La Bonne Vie - Sarnia
                                                              ------------------------------------------------
                                                               o    Business Trends - Sarnia
                                                              ------------------------------------------------
                                                               o    Le Citoyen de Rouyn-Noranda
                                                              ------------------------------------------------
                                                               o    Le Citoyen d'Abitibi Ouest
                                                              ------------------------------------------------
                                                               o    Beauce Media
                              --------------------------------------------------------------------------------
                                         Saskatchewan          o    Northwest Region Community Booster
                                                              ------------------------------------------------
                                                               o    Melfort Sunday Advance
                                                              ------------------------------------------------
                                                               o    The Nipawin Journal
                                                              ------------------------------------------------
                                                               o    Meadow Lake Progress
                                                              ------------------------------------------------
                                                               o    Melfort Journal
                                                              ------------------------------------------------
                                                               o    Post Gazette
--------------------------------------------------------------------------------------------------------------
       VIDEOTRON LTEE                       QUEBEC             o    Canal Vox
(Incorporated under the Laws                                   o    I a l'unite
 of the Province of Quebec)                                   ------------------------------------------------
                                                               o    I a la carte
                                                              ------------------------------------------------
                                                               o    I Anglo
                                                              ------------------------------------------------
                                                               o    I Extra
                                                              ------------------------------------------------
                                                               o    I Franco
                                                              ------------------------------------------------
                                                               o    I Internet
                                                              ------------------------------------------------
                                                               o    I Service de Base
                                                              ------------------------------------------------
                                                               o    I Ultra
                                                              ------------------------------------------------
                                                               o    I USA
                                                              ------------------------------------------------
                                                               o    Illico Interactif
                                                              ------------------------------------------------
                                                               o    Triangle et Dessin
                                                              ------------------------------------------------
                                                               o    Videotron
                                                              ------------------------------------------------
                                                               o    Videoway
--------------------------------------------------------------------------------------------------------------
Groupe TVA inc.                             Quebec             o    Aspeba Musique
(Incorporated under the Laws of                               ------------------------------------------------
the Province of Quebec)                                        o    Astral Musique Publications et sa
                                                                    Version Astral Music Publications
                                                              ------------------------------------------------
                                                               o    CFCM-TV
                                                              ------------------------------------------------
                                                               o    CFCM-TV - Tele 4
                                                              ------------------------------------------------
                                                               o    CFER-TV
                                                              ------------------------------------------------
                                                               o    CFER-TV - Canal 11
                                                              ------------------------------------------------
                                                               o    CFTM
                                                              ------------------------------------------------
                                                               o    CFTM-TV
                                                              ------------------------------------------------
                                                               o    CHEM-TV
                                                              ------------------------------------------------
                                                               o    CHEM-TV - Canal 8
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               o    CHLT - Tele 7
                                                              ------------------------------------------------
                                                               o    CHLT-TV
                                                              ------------------------------------------------
                                                               o    CJPM-TV
                                                              ------------------------------------------------
                                                               o    CJPM-TV - Canal 6
                                                              ------------------------------------------------
                                                               o    Club TVAchats
                                                              ------------------------------------------------
                                                               o    Editions CFTM
                                                              ------------------------------------------------
                                                               o    Drole de Video
                                                              ------------------------------------------------
                                                               o    Editions Tele-Son
                                                              ------------------------------------------------
                                                               o    Editions TM
                                                              ------------------------------------------------
                                                               o    Fort Boyard
                                                              ------------------------------------------------
                                                               o    Ici Montreal
                                                              ------------------------------------------------
                                                               o    J.E.
                                                              ------------------------------------------------
                                                               o    JET 7
                                                              ------------------------------------------------
                                                               o    Jeunesse d'Aujourd'hui
                                                              ------------------------------------------------
                                                               o    L'Evenement
                                                              ------------------------------------------------
                                                               o    La Griffe d'Or
                                                              ------------------------------------------------
                                                               o    La Promenade des Stars
                                                              ------------------------------------------------
                                                               o    La Vie a Montreal
                                                              ------------------------------------------------
                                                               o    LCN
                                                              ------------------------------------------------
                                                               o    LE Canal Nouvelles TVA
                                                              ------------------------------------------------
                                                               o    Le Match de la Vie
                                                              ------------------------------------------------
                                                               o    Le Reseau de Television TVA
                                                              ------------------------------------------------
                                                               o    Le Reseau TVA
                                                              ------------------------------------------------
                                                               o    Le TVA
                                                              ------------------------------------------------
                                                               o    Les Ateliers Scenographiques TVA
                                                              ------------------------------------------------
                                                               o    Les Editions du 7e Art
                                                              ------------------------------------------------
                                                               o    Les Editions Montpellier
                                                              ------------------------------------------------
                                                               o    Les Editions TM
                                                              ------------------------------------------------
                                                               o    Les Films TVA
                                                              ------------------------------------------------
                                                               o    Les Grands Romans
                                                              ------------------------------------------------
                                                               o    Montpellier Publications
                                                              ------------------------------------------------
                                                               o    Salut Bonjour
                                                              ------------------------------------------------
                                                               o    Sport Magazine
                                                              ------------------------------------------------
                                                               o    Star Plus
                                                              ------------------------------------------------
                                                               o    Studio Arcade
                                                              ------------------------------------------------
                                                               o    Tele 4
                                                              ------------------------------------------------
                                                               o    Tele 7
                                                              ------------------------------------------------
                                                               o    Tele 8
                                                              ------------------------------------------------
                                                               o    Tele-Metropole
                                                              ------------------------------------------------
                                                               o    Tele-Metropole inc. - Studio Arcade
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               o    TM
                                                              ------------------------------------------------
                                                               o    TVA
                                                              ------------------------------------------------
                                                               o    TVA Direct
                                                              ------------------------------------------------
                                                               o    TVA Editions
                                                              ------------------------------------------------
                                                               o    TVA Films
                                                              ------------------------------------------------
                                                               o    TVA International
                                                              ------------------------------------------------
                                                               o    TVA Magazines
                                                              ------------------------------------------------
                                                               o    TVA Publications
                                                              ------------------------------------------------
                                                               o    TVA Regional
                                                              ------------------------------------------------
                                                               o    TVA Ventes et Marketing
                                                              ------------------------------------------------
                                                               o    Video Rock Detente
--------------------------------------------------------------------------------------------------------------
Groupe Archambault inc.                     Quebec             o    Alliance
(Incorporated under the Laws of
Canada)                                                       ------------------------------------------------
                                                               o    Archambault
                                                              ------------------------------------------------
                                                               o    Archambault Musique
                                                              ------------------------------------------------
                                                               o    Archambault, La Plus Grande Maison de
                                                                    Musique et Livres au Quebec
                                                              ------------------------------------------------
                                                               o    Archambault.ca
                                                              ------------------------------------------------
                                                               o    Archambaultzik
                                                              ------------------------------------------------
                                                               o    Archambaultzik.ca
                                                              ------------------------------------------------
                                                               o    Camelot
                                                              ------------------------------------------------
                                                               o    Camelot-Info
                                                              ------------------------------------------------
                                                               o    Distribution GAM / GAM Distribution
                                                              ------------------------------------------------
                                                               o    Distribution Musicor
                                                              ------------------------------------------------
                                                               o    Distribution Select
                                                              ------------------------------------------------
                                                               o    Distribution Select (dessin) Marque de
                                                                    Commerce
                                                              ------------------------------------------------
                                                               o    Distribution Select, Musicor et Musicor
                                                                    Video
                                                              ------------------------------------------------
                                                               o    Distribution Trans-Canada
                                                              ------------------------------------------------
                                                               o    Editions Groupe Archambault
                                                              ------------------------------------------------
                                                               o    Girafe
                                                              ------------------------------------------------
                                                               o    Globe Musique
                                                              ------------------------------------------------
                                                               o    Groupe Archambault
                                                              ------------------------------------------------
                                                               o    Groupe Archambault Musique
                                                              ------------------------------------------------
                                                               o    Kebec-Disques
                                                              ------------------------------------------------
                                                               o    Librairie Paragraphe
                                                              ------------------------------------------------
                                                               o    Musicor
                                                              ------------------------------------------------
                                                               o    Musicor (Dessin) Marque de commerce
                                                              ------------------------------------------------
                                                               o    Musicor Video
                                                              ------------------------------------------------
                                                               o    Musique d'Auteuil
                                                              ------------------------------------------------
                                                               o    One-Stop
                                                              ------------------------------------------------
                                                               o    Paragraph
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               o    Paragraph Bookstore
                                                              ------------------------------------------------
                                                               o    Paragraphe
                                                              ------------------------------------------------
                                                               o    Parallele (dessin)
                                                              ------------------------------------------------
                                                               o    Polysons
                                                              ------------------------------------------------
                                                               o    Polysons (dessin)
                                                              ------------------------------------------------
                                                               o    Select (Marque de Commerce)
                                                              ------------------------------------------------
                                                               o    Trans-Canada
                                                              ------------------------------------------------
                                                               o    Trans-Canada Disques
                                                              ------------------------------------------------
                                                               o    Trema
                                                              ------------------------------------------------
                                                               o    Zik.ca
--------------------------------------------------------------------------------------------------------------
Le SuperClub Videotron ltee                 Quebec             o    Acces Jeux
(Incorporated under the Laws of                               ------------------------------------------------
the Province of Quebec)                                        o    Boutique Jeux
                                                              ------------------------------------------------
                                                               o    Le SuperClub Videotron
                                                              ------------------------------------------------
                                                               o    Le SuperClub Videotron & Dessin
                                                              ------------------------------------------------
                                                               o    Le SuperClub Videotron & Dessin (mot)
                                                              ------------------------------------------------
                                                               o    Triangle & Dessin
                                                              ------------------------------------------------
                                                               o    Video Nova
                                                              ------------------------------------------------
                                                               o    Video Novatech
                                                              ------------------------------------------------
                                                               o    Video Roma
                                                              ------------------------------------------------
                                                               o    Videotron
--------------------------------------------------------------------------------------------------------------
Nurun inc.                                    N/A              o    Magerian
(Incorporated under the Laws of                               ------------------------------------------------
Canada)                                                        o    Nurun
                                                              ------------------------------------------------
                                                               o    Recyc-Euro
--------------------------------------------------------------------------------------------------------------
Mindready Solutions inc.                      N/A              N/A
(Incorporated under the Laws of
Canada)
--------------------------------------------------------------------------------------------------------------
Netgraphe inc.                                N/A              o    Ados et Voyage
(Incorporated under the Laws of                               ------------------------------------------------
Canada)                                                        o    Allpop
                                                              ------------------------------------------------
                                                               o    Art de Vivre
                                                              ------------------------------------------------
                                                               o    Autonet
                                                              ------------------------------------------------
                                                               o    autonet.ca
                                                              ------------------------------------------------
                                                               o    Canadian online Explorer
                                                              ------------------------------------------------
                                                               o    Canoe
                                                              ------------------------------------------------
                                                               o    Canoe Achat
                                                              ------------------------------------------------
                                                               o    Canoe Network
                                                              ------------------------------------------------
                                                               o    Canoe TV
                                                              ------------------------------------------------
                                                               o    canoe.ca
                                                              ------------------------------------------------
                                                               o    canoe.qc.ca
                                                              ------------------------------------------------
                                                               o    C-Health
                                                              ------------------------------------------------
                                                               o    Chrono Sports
                                                              ------------------------------------------------
                                                               o    Classees Extra
                                                              ------------------------------------------------
                                                               o    Classified Extra
                                                              ------------------------------------------------
                                                               o    CNEWS
                                                              ------------------------------------------------
                                                               o    Editions Jobboom
                                                              ------------------------------------------------
                                                               o    FYI
                                                              ------------------------------------------------
                                                               o    fyicalgary.com
                                                              ------------------------------------------------
                                                               o    ICI
                                                              ------------------------------------------------
                                                               o    Illico Achat
                                                              ------------------------------------------------


--------------------------------------------------------------------------------------------------------------
          Company Name                   Jurisdiction                          Business Names
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               o    Infinit
                                                              ------------------------------------------------
                                                               o    Jam ! Showbiz
                                                              ------------------------------------------------
                                                               o    Jobboom
                                                              ------------------------------------------------
                                                               o    Jobboom, Formations
                                                              ------------------------------------------------
                                                               o    Jobboom, le Magazine
                                                              ------------------------------------------------
                                                               o    Jobboom, les Editions
                                                              ------------------------------------------------
                                                               o    Jobboom, Recrutements
                                                              ------------------------------------------------
                                                               o    jobboom.com
                                                              ------------------------------------------------
                                                               o    La Toile du Quebec
                                                              ------------------------------------------------
                                                               o    Le Leader d'Internet au Quebec
                                                              ------------------------------------------------
                                                               o    Le Web Financier
                                                              ------------------------------------------------
                                                               o    Les Editions Ma Carriere
                                                              ------------------------------------------------
                                                               o    Lifewise
                                                              ------------------------------------------------
                                                               o    Ma Carriere
                                                              ------------------------------------------------
                                                               o    Ma Carriere, le Groupe de Recherche
                                                              ------------------------------------------------
                                                               o    Maison Passion
                                                              ------------------------------------------------
                                                               o    Match Contact
                                                              ------------------------------------------------
                                                               o    matchcontact.com
                                                              ------------------------------------------------
                                                               o    Megagiciel
                                                              ------------------------------------------------
                                                               o    Multimedium
                                                              ------------------------------------------------
                                                               o    Netgraphe
                                                              ------------------------------------------------
                                                               o    Ratio Finances
                                                              ------------------------------------------------
                                                               o    Recru-direct
                                                              ------------------------------------------------
                                                               o    Reseau Contact
                                                              ------------------------------------------------
                                                               o    reseaucontact.com
                                                              ------------------------------------------------
                                                               o    Shop Canoe
                                                              ------------------------------------------------
                                                               o    shop.canoe.ca
                                                              ------------------------------------------------
                                                               o    Slam ! Sports
                                                              ------------------------------------------------
                                                               o    Tempo Arts et Spectacles
                                                              ------------------------------------------------
                                                               o    Toile
                                                              ------------------------------------------------
                                                               o    Topo Info
                                                              ------------------------------------------------
                                                               o    Travel
                                                              ------------------------------------------------
                                                               o    Webfin
--------------------------------------------------------------------------------------------------------------